EXHIBIT 99.2


                                  GELSTAT CORP.
                          (A Development Stage Company)
                             Minneapolis, Minnesota


                         UNAUDITED FINANCIAL STATEMENTS
                                  QUARTER ENDED
                                 MARCH 31, 2003

                                       1
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                                  BALANCE SHEET
                                 MARCH 31, 2003
                                   (Unaudited)

                                     ASSETS

Current Assets
    Cash in bank                                                      $ 112,313
    Inventory                                                             2,991
    Unexpired insurance                                                   3,572
                                                                      ---------
              Total Current Assets                                      118,876
                                                                      ---------

Property and Equipment
    Office equipment                                                      1,115
    Machinery and equipment                                                 191
                                                                          1,306
                                                                      ---------
    Less accumulated depreciation                                            75
                                                                      ---------
                                                                          1,231
                                                                      ---------

Other Assets
    Lease deposit                                                           500
    Patent, net of amortization of $99                                   12,075
                                                                      ---------
              Total Other Assets                                         12,575
                                                                      ---------

              Total Assets                                            $ 132,682
                                                                      =========

                      LIABILITIES AND STOCKHOLDERS' DEFICIT

Current Liabilities
    Note payable                                                      $ 450,000
    Accounts payable                                                      7,797
    Accrued salaries                                                        960
    Accrued interest                                                      9,556
                                                                      ---------
              Total Current Liabilities                                 468,313
                                                                      ---------

Stockholders' Deficit
    Common stock, $.001 par value, 75,000,000 shares authorized
              3,375,000 shares issued and outstanding                     3,375
    Due from shaeholders                                                 (3,375)
    Accumulated deficit (accumulated during the development stage)     (335,631)
                                                                      ---------
              Total Stockholders' Deficit                              (335,631)
                                                                      ---------

              Total Liabilities and Stockholders' Deficit             $ 132,682
                                                                      =========

                                       2
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                 STATEMENT OF OPERATIONS AND ACCUMULATED DEFICIT
                        THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)


Revenues                                                             $       --
                                                                     ----------

Operating Expenses
        Consulting fees                                                  71,000
        Salaries                                                          6,935
        Health care benefits                                              7,502
        Research and development                                         26,610
        Organization expense                                              1,538
        Office supplies and expense                                       1,607
        Advertising and marketing                                        35,543
        Rent                                                              4,575
        Liability insurance                                               1,429
        Travel and entertainment                                         12,908
        Telephone                                                         3,114
        Depreciation                                                         45
        Amortization                                                         50
        Bank charges                                                         12
                                                                     ----------
                                                                        172,868
                                                                     ----------

                   Loss from Operations                                (172,868)

Other Expense
        Interest expense                                                  6,192
                                                                     ----------

                   Net Loss                                            (179,060)

Accumulated Deficit - Beginning of Period                              (156,571)
                                                                     ----------

Accumulated Deficit - End of Period                                  $ (335,631)
                                                                     ==========

                                       3
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                                  GELSTAT CORP.
                          (A Development Stage Company)
                             STATEMENT OF CASH FLOWS
                        THREE MONTHS ENDED MARCH 31, 2003
                                   (Unaudited)



Cash Flow from Operating Activities
     Net Loss                                                        $ (179,060)
     Adjustments to reconcile net loss to net cash
          used in operating activities
               Depreciation and amortization                                 95
               Increase in inventory                                     (2,991)
               Decrease in unexpired insurance                            1,429
               Increase in accounts payable                               4,105
               Increase in accrued expenses                               6,192
                                                                     ----------
                    Net Cash Used by Operating Activities              (170,230)
                                                                     ----------

Cash Flow from Investing Activities
     Patent acquisition costs                                              (471)
                                                                     ----------
                    Net Cash Used by Investing Activities                  (471)
                                                                     ----------

Cash Flow from Financing Activities
     Loan proceeds                                                      150,000
                                                                     ----------
                    Net Cash Provided by Financing Activities           150,000
                                                                     ----------

                    Decrease in Cash                                    (20,701)

Cash at Beginning of Period                                             133,014
                                                                     ----------

Cash at End of Period                                                $  112,313
                                                                     ==========

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